UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2007

ASTORIA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.          Amendments to the Registrant’s Code of Ethics.

          On February 21, 2007, the Board of Directors of Astoria Financial Corporation (the “Corporation”) approved an amendment to the Corporation’s Code of Business Conduct and Ethics (the “Code”). The Code was amended to clarify existing policy of Astoria related to conflicts of interest. The Code precluded Directors, Officers or Employees from representing Astoria in any Transaction if their personal interest might influence their ability to represent Astoria’s interest impartially and to the best of their ability. The Code was amended to emphasize that Directors when involved in the exercise of lending authority may not have any financial interest in the prospective borrower. It was also amended to clarify that while immaterial investments in publicly traded companies obtained in open market transaction is authorized, Directors, Officers, Employees or Affiliated Persons otherwise dealing on behalf of Astoria with customers, borrowers, suppliers or others, must disclose any personal business relationships with such party to Astoria. A copy of the Code, as amended, is posted on the Corporation’s Investor Relations website at http://ir.astoriafederal.com under the heading “Corporate Governance”. For more detailed information concerning the Code, as amended, reference is made to the Astoria Financial Corporation Code of Business Conduct and Ethics filed as Exhibit 14.1 herein.

Item 8.01          Other Events

          On February 21, 2007, Astoria Financial Corporation revised its outlook for 2007 which includes a delay in the gradual flattening of the yield curve until the latter half of 2007 which may result in modest compression of the 2007 net interest margin relative to the margin for the 2006 fourth quarter.  The revised outlook is included in Astoria Financial Corporation’s 4Q2006 written investor presentation material on page 30 and filed as Exhibit 99.1 herein.

Item 9.01.          Financial Statements and Exhibits.

(d)	Exhibits.

The following Exhibits are filed as part of this report:

	Exhibit 14.1	Astoria Financial Corporation Code of Business Conduct and Ethics, as amended on February 21, 2007.

	Exhibit 99.1	Page 30 of Astoria Financial Corporation’s 4Q2006 written investor presentation material, as amended February 21, 2007.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

By:	/S/ Alan P. Eggleston

Alan P. Eggleston
Executive Vice President, Secretary and General Counsel

Dated:  February 21, 2007

EXHIBIT INDEX

Exhibit Number	Description

14.1	Astoria Financial Corporation Code of Business Conduct and Ethics, as amended on February 21, 2007.

99.1	Page 30, as amended on February 21, 2007, of Astoria Financial Corporation’s 4Q2006 written investor presentation material.